FAM VARIABLE SERIES FUNDS, INC.
            MERCURY HIGH CURRENT INCOME V.I. FUND
                     MERCURY CORE BOND V.I. FUND
              MERCURY GOVERNMENT BOND V.I. FUND

               Supplement dated December 1, 2005 to the
       Statement of Additional Information dated May 1, 2005


The following change is made to the Statement of Additional Information of FAM Variable Series Funds, Inc.

The section captioned "Dividends and Taxes - Dividends" beginning on page 58 of the Statement of Additional Information of FAM Variable Series Funds, Inc. is amended to delete the fifth sentence of the first paragraph under the heading and replace it with the following:

Dividends from net investment income of the Government Bond V.I., High Current Income V.I. and Core Bond V.I. Funds are declared daily and reinvested monthly in additional full and fractional shares of the respective Fund at net asset value.